UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

ON24, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing stockholders of ON24, Inc., a Delaware corporation (the “Company” or “ON24”), with a definitive proxy statement relating to a proposed transaction involving the Company, Cvent Atlanta, LLC, a Delaware limited liability company (“Parent”), and Summit Sub Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), whereby the Company would become a wholly-owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of December 29, 2025, by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following:

1.	An FAQ for customers and partners;

2.	An FAQ for employees.

Customer and Partner FAQs

Customers / Partners:

1.	How will this benefit customers / partners?

•

The transaction brings together two complementary platforms serving enterprise marketers and event professionals. ON24’s enterprise-grade webinar and digital engagement capabilities complement Cvent’s robust event technology offerings, enabling customers to continue delivering high-impact digital and in-person experiences.

2.	Is your product interface going to change?

•	As we work towards close, ON24 will continue to operate as a separate and independent public company, and customers should expect continuity across our platform, products, and services.

•	Any future updates will be communicated in advance.

3.	Will there be changes to the ON24 name or brand?

•	We have just announced the transaction, and there are still many details that we need to determine.

•	ON24’s brand equity is a valuable asset, and any considerations will be evaluated as we work toward closing.

4.	Will you be discontinuing any products as a result of the transaction?

•	No. Part of the reason Cvent bought ON24 is because of our innovative products and robust digital engagement solutions.

•	Cvent is committed to continuing to invest in our technology.

•

As we work towards close, ON24 will continue to operate as a separate and independent public company, and customers should expect continuity across our platform, products, and services during that time.

•	Any future updates will be communicated in advance.

5.	Will my contract remain in force for the duration of our agreement? Will the terms change?

•	All existing customer and partner contracts and agreements will remain in effect in accordance with their current terms.

6.	Will my sales representative change?

•	Customers should continue to call their current sales representative with any questions.

7.	How should I describe this transaction to customers or prospects?

•	Use short, conservative language that is close to what appears in public materials. For example:

•	“We announced an agreement for Cvent to acquire ON24. While the process moves forward, it’s business as usual, and we’re excited about what’s ahead.”

•	If asked for more detail, you can:

•	Refer them to the public press release.

•	Reiterate that there are no changes to their current services, products or support because of the announcement.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ON24, Cvent Atlanta, LLC and Summit Sub Corp. ON24 expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of ON24’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. ON24 may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ON24 may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of ON24 and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF ON24 ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY ON24, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ON24 AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about ON24 and the proposed transaction once such documents are filed by ON24 with the SEC at the SEC’s website at www.sec.gov or from ON24 at its website at https://investors.on24.com/overview/default.aspx.

Participants in the Solicitation

ON24 and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about ON24’s directors and executive officers is set forth in (i) ON24’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2025, and can be found here, (ii) ON24’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, under the headings “Director Compensation”, “Executive Officers”, “Employee Benefit and Equity Compensation Plans”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Relationships and Related Party Transactions” and can be found here, and (iii) ON24’s subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of ON24 securities by its directors or executive officers have changed since the amounts set forth in ON24’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in ON24’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ON24 will be available free of charge through the website maintained by the SEC at sec.gov and ON24’s website at https://investors.on24.com/overview/default.aspx.

Forward-looking statements

This communication, and the documents to which ON24 refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ON24’s expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of ON24, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ON24 expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ON24’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ON24’s business and the price of the common stock of ON24, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of ON24 and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require ON24 to pay a termination fee, (v) the effect of the announcement or pendency of the proposed transaction on ON24’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts ON24’s current plans and operations, (vii) risks related to diverting management’s attention from ON24’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against ON24 related to the merger agreement or the proposed transaction, (ix) ON24’s ability to retain, hire and integrate skilled personnel including ON24’s senior management team and maintain relationships with others who contribute to its business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto,

(xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in ON24’s financial position and results of operations, (xiv) risks that the benefits of the merger are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed merger, and (xvi) other factors described under the heading “Risk Factors” in ON24’s Annual Report on Form 10-K for the year ended December 31, 2024, ON24’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. ON24 cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, ON24 cannot assure you that ON24 will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect ON24 or ON24’s operations in the way ON24 expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, ON24 does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Employee FAQs

Transaction Questions

1.	What approvals do you need to close and when is it expected to close?

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This transaction, which has been unanimously approved by the ON24 Board of Directors, is expected to close in the first half of 2026, subject to approval by ON24 shareholders, the satisfaction of regulatory approvals, and customary closing conditions.

•	Until closing, ON24 will remain a separate, independent public company, and it’s business as usual.

General/Employee FAQ’s

2.	What did ON24 announce?

•	ON24 announced that it has entered into a definitive agreement to be acquired by Cvent.

•	Please read the press release HERE

3.	Who is Cvent?

•

Cvent is an industry-leading meetings, events, and hospitality technology provider and believes the transaction brings together two complementary platforms serving enterprise marketers and event professionals.

•

ON24’s enterprise-grade webinar and digital engagement capabilities complement Cvent’s robust event technology offerings, enabling customers to continue delivering high-impact digital and in-person experiences.

•	This announcement reflects our continued commitment to serving enterprise customers with platforms they trust for reliability, compliance, and driving measurable outcomes.

4.	Can I talk about this acquisition publicly or on social media?

•	You’re welcome to share the announcement or repost official posts if you’d like. If you do, please keep your comments high-level, respectful, and based only on public information.

5.	What does this mean to me?

•

This is recognition of the value we’ve built together — our platform, our customers, and especially the talent and expertise of the ON24 team. Cvent has shared that they are excited about what we’ve built and look forward to working alongside us once the transaction closes.

•	Right now, nothing changes about your day-to-day work. Until the transaction closes, we will continue to operate as we do today as an independent, separate, publicly traded company.

•	There are still steps to complete before anything is final. We’re now entering a regulatory and closing period, and some details will take time to confirm.

•	We may not have answers to every question yet — and we won’t speculate. When decisions are made or information becomes available, we’ll share updates as quickly and transparently as we can.

•	What we need from you right now is focus on our customers and execution. That’s the most important way to support the company through the closing process.

•	You have our support. If you have questions or concerns, please raise them — your manager and HR team are here for you.

6.	Will there be changes to the ON24 name or brand?

•	We have just announced the transaction, and there are still many details that we need to determine.

•	ON24’s brand equity is a valuable asset and any considerations will be evaluated as we work toward closing.

7.	What will happen to the ON24 common stock I own?

•	Upon completion of the transaction, ON24 shareholders will receive $8.10 per share in cash, subject to the terms of the transaction agreement.

•	After closing, ON24 will become a privately held company and will no longer trade publicly.

8.	Can I continue to purchase ON24 stock?

•	Employees should continue to follow ON24’s existing policies regarding trading in company securities.

•	Additional guidance will be provided as required.

9.	What will happen to my ON24 options and RSUs? What will happen to the ESPP?

•	Outstanding equity awards will be treated in accordance with the transaction agreement.

•

Vested Awards: Generally, ON24 options and RSUs that are vested and outstanding as of immediately prior to the closing will automatically be cancelled in exchange for the right to receive, for each share underlying the vested option or vested RSU, a payment shortly following the closing equal to $8.10 per share less, in the case of vested options, the exercise price per share of the vested option. The payment will be subject to applicable taxes and withholdings.

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Unvested Awards: Generally, ON24 options and RSUs that are unvested and outstanding as of immediately prior to the closing will automatically be cancelled in exchange for a restricted cash award that will be subject to the same vesting and forfeiture conditions as applied to the unvested option or unvested RSU. The restricted cash award will provide for an aggregate payment equal to, for each share underlying the unvested option or unvested RSU, $8.10 per share less, in the case of unvested options, the exercise price per share of the unvested option. Payments will be subject to applicable taxes and withholdings.

•	ESPP: Outstanding purchase rights under ON24’s Employee Stock Purchase Program will be exercised no later than February 16, 2026. Further offering periods under the ESPP will be suspended.

•	Additional information will be available in public filings with the SEC.

10.	Will this impact our product set or technology?

•	ON24’s technology was central to this transaction.

•	We will continue to execute on our roadmap as planned.

•	Part of the reason Cvent bought ON24 is because of our innovative platform. We plan to continue investing in our technology.

11.	What does this mean for ON24 customers?

•	For our customers, it is business as usual. Customers can expect continuity in all of the products, services and support that ON24 provides.

12.	Am I allowed to speak with employees at Cvent?

•	External communication to Cvent will be coordinated through ON24 leadership.

13.	What happens next?

•	Between now and closing, ON24 will continue to operate as a separate and independent public company.

•	The transaction will proceed through shareholder and regulatory approval, and integration planning will begin at a high level.

14.	Who can I contact with internal questions?

•	Employees should direct questions to your manager or Human Resources.

15.	Where should I direct external inquiries?

•	External media or analyst inquiries: Forward directly to David Lee, Chief Marketing Officer.

•	Customer questions beyond this FAQ:

•	If you are unsure how to respond, tell the customer you will follow up and then consult your manager before replying.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ON24, Cvent Atlanta, LLC and Summit Sub Corp. ON24 expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of ON24’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. ON24 may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ON24 may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of ON24 and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF ON24 ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY ON24, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ON24 AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about ON24 and the proposed transaction once such documents are filed by ON24 with the SEC at the SEC’s website at www.sec.gov or from ON24 at its website at https://investors.on24.com/overview/default.aspx.

Participants in the Solicitation

ON24 and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about ON24’s directors and executive officers is set forth in (i) ON24’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2025, and can be found here, (ii) ON24’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, under the headings “Director Compensation”, “Executive Officers”, “Employee Benefit and Equity Compensation Plans”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Relationships and Related Party Transactions” and can be found here, and (iii) ON24’s subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of ON24 securities by its directors or executive officers have changed since the amounts set forth in ON24’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in ON24’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ON24 will be available free of charge through the website maintained by the SEC at sec.gov and ON24’s website at https://investors.on24.com/overview/default.aspx.

Forward-looking statements

This communication, and the documents to which ON24 refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ON24’s expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of ON24, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,”

“contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ON24 expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ON24’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ON24’s business and the price of the common stock of ON24, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of ON24 and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require ON24 to pay a termination fee, (v) the effect of the announcement or pendency of the proposed transaction on ON24’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts ON24’s current plans and operations, (vii) risks related to diverting management’s attention from ON24’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against ON24 related to the merger agreement or the proposed transaction, (ix) ON24’s ability to retain, hire and integrate skilled personnel including ON24’s senior management team and maintain relationships with others who contribute to its business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in ON24’s financial position and results of operations, (xiv) risks that the benefits of the merger are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed merger, and (xvi) other factors described under the heading “Risk Factors” in ON24’s Annual Report on Form 10-K for the year ended December 31, 2024, ON24’s subsequent Quarterly

Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. ON24 cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, ON24 cannot assure you that ON24 will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect ON24 or ON24’s operations in the way ON24 expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, ON24 does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.